Exhibit 1.02

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM SD-Exhibit 1.02

CM Processing Facilities

Conflict Mineral	Facility	Location
Gold	Aida chemical industries Co.,Ltd.	JAPAN
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Ans	AUSTRALIA
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis,Norddeutsche Affinererie AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C.Uyemura & CO.,Ltd	JAPAN
Gold	Caridad	MEXICO
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Central Bank of the Philippines Gold Refinery & Mint	PHILIPPINES
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	china cold international resources corp.ltd	CHINA
Gold	China Golddeal	CHINA
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Cooson Sempsa	SPAIN
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DaeryungENC	KOREA, REPUBLIC OF
Gold	Daye Nonferrous	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gold Mining in Shandong(Laizhou)	CHINA
Gold	gong an ju	CHINA
Gold	Guandong Jinding Material co., Ltd.	CHINA
Gold	Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA

Gold	GuangZHou Jin Ding	CHINA
Gold	Harima Smelter	JAPAN
Gold	Heesung Catalysts Corp	KOREA, REPUBLIC OF
Gold	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Gold	Heraeus Metals New York	UNITED STATES
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	Heraeus Zhaoyuan(Changshu)Electronic	CHINA
Gold	Hisikari Mine	JAPAN
Gold	Hunan Chenzhou Mining Group Co. Ltd.	CHINA
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Japan Mint	JAPAN
Gold	Jhonson Mattehey	UNITED STATES
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralectromed	RUSSIAN FEDERATION
Gold	Kazakhmys	KAZAKHSTAN
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold	La Caridad	MEXICO
Gold	LBMA	GERMANY
Gold	Lingao Gold	CHINA
Gold	Lingbao Jinyuan tonghu	CHINA
Gold	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	Luoyang ZIJIN YINHUI Gold Smelting Co. Ltd.	CHINA
Gold	Malaysia Smelting Corporation Berhad	MALAYSIA
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Minsur	PERU
Gold	MK Electron	KOREA, REPUBLIC OF
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Niihama Nickel Refinery	JAPAN
Gold	Novosibirsk	RUSSIAN FEDERATION
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION

Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	PAN PACIFIC COPPER CO., LTD.	JAPAN
Gold	PM Sales Inc.	UNITED STATES
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PT Timah	INDONESIA
Gold	Public Security Bureau	CHINA
Gold	PX Précinox SA	SWITZERLAND
Gold	Realized the enterprise co., ltd.	CHINA
Gold	rui sheng	INDONESIA
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samdok Metal	KOREA, REPUBLIC OF
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Schone Edelmetaal	NETHERLANDS
Gold	Scotia Mocatta	HONG KONG
Gold	Shandong Gold Ming CO.,LTD	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA
Gold	SHANGHAI GOLD EXCHANGE	CHINA
Gold	Shen Mao Solder(m)Sdn Bhd	MALAYSIA
Gold	Shenxhen Tiancheng Chemical Co Ltd	CHINA
Gold	So Accurate Refining Group	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Sojitz	JAPAN
Gold	Solartech	CHINA
Gold	Soochow University’s	CHINA
Gold	Standard Bank	HONG KONG
Gold	Sumitomo Metal Mining Co. Ltd.	AUSTRALIA
Gold	Sumitomo Metal Mining Co. Ltd.	CHILE
Gold	Sumitomo Metal Mining Co. Ltd.	PERU
Gold	Suzhou Xingrui Noble	CHINA
Gold	Technic Inc	UNITED STATES
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	THE HUTTI GOLD MINES CO.LTD	INDIA
Gold	Timah Company	INDONESIA
Gold	Tokuriki Honten Co. Ltd	JAPAN
Gold	TongLing Nonferrous Metals Group Holdings Co;Ltd	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Transaction authorities in Chaina	CHINA
Gold	UBS AG Bahnhofstr.	SWITZERLAND
Gold	Umicore Brasil Ltda	BRAZIL

Gold	Williams Bufalo	UNITED STATES
Gold	Xstrata Canada Corporation	CANADA
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yantai Zhaojin Kanfort Precious Metals Inc	CHINA
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yoo Chang Metal	KOREA, REPUBLIC OF
Gold	Yunnan Chengfeng	CHINA
Gold	Yunnan Tin Company Limited	CHINA
Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Gold	Zhaojin refining	CHINA
Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zhonshan Public Security Bureau Guangdong	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Gold	公安局	CHINA
Gold	Dongguan Jin Shi Bao Electronic Components, Ltd	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	Niotan	UNITED STATES
Tantalum	RFH	CHINA
Tin	5N PLUS	GERMANY
Tin	AIM	CANADA
Tin	Amalgamated Metals Corporation	UNITED KINGDOM
Tin	American Iron and Metal	CANADA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co.Ltd	CHINA
Tin	Assaf Conductors Ltd.	UNITED STATES
Tin	ATI Metalworking Products	UNITED STATES
Tin	Best Metals	BRAZIL
Tin	Butterworth	MALAYSIA
Tin	China Tin Group Co.,Ltd	CHINA
Tin	China Tin Smelter Co. Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd	CHINA
Tin	Cookson	UNITED STATES
Tin	Cooper Santa	BRAZIL
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA

Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	EM Vinto	BOLIVIA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Tin	Gejiu Zi-Li	CHINA
Tin	Gold Bell Group	CHINA
Tin	Goodway	TBD
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	Hana-High Metal	Malaysia
Tin	Heraeus Ltd Hong Kong	CHINA
Tin	Heraeus Materials Technology GmbH&Co.KG	GERMANY
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF IND Brasileira de Ferroligas Ltda	BRAZIL
Tin	Indonesian State Tin Corporation	INDONESIA
Tin	Indonesian Tin Ingot	INDONESIA
Tin	International Wire Group, Inc	UNITED STATES
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jiangxi Nanshan	CHINA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	Kalas Wire	UNITED STATES
Tin	Ketabang	INDONESIA
Tin	KOKI JAPAN	JAPAN
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kundur Smelter	INDONESIA
Tin	Lingbao Jinyuan tonghu	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Liuzhou China Tin	CHINA
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	Metallo Chimique	BELGIUM
Tin	Mimmetal	CHINA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Nathan Trotter	UNITED STATES
Tin	NGHE TIN NON-FERROUS METAL	VIET NAM
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN

Tin	Nippon Filler Metals Ltd	JAPAN
Tin	Novosibirsk	RUSSIAN FEDERATION
Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramulti Logam industri	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega	INDONESIA
Tin	PT Refined Banka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. Supra Sukses Trinusa	INDONESIA
Tin	PT.DS JAYA ABADI	INDONESIA
Tin	Pure Technology	RUSSIAN FEDERATION
Tin	Rohm & Hass	CHINA
Tin	Rohm and Hass	Taiwan
Tin	Rui Da Hung	TAIWAN
Tin	SA Minsur	PERU
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA

Tin	Soft Metals Ltda	BRAZIL
Tin	SOLDER COAT CO.,LTD.	JAPAN
Tin	Taicang City Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Tanaka Kikinzoku kogyo K.K.	JAPAN
Tin	Thailand Smelting & Refining Co., Ltd	Thailand
Tin	TIMAH	INDONESIA
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	Unvertical International(Suzhou)Co.,Ltd	CHINA
Tin	Westfalenzinn	GERMANY
Tin	Wilhelm Westmetall, Germany	TBD
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei	CHINA
Tin	wuxi yunxi	CHINA
Tin	XiHai	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YTMM	CHINA
Tin	Yunnan Chengfeng	CHINA
Tin	YunXi	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	Bright-E Electronic Technology Limited	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Air Products	UNITED STATES
Tungsten	Allied Material	JAPAN
Tungsten	ALMT	CHINA
Tungsten	ATI	UNITED STATES
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Buffalo Tungsten	Jiangxi, China
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	China Minmetals Corp.	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	FUJIAN JINXIN TUNGSTEN CO.,LTD	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Global Tungsten & Powders Corp	UNITED STATES
Tungsten	Golden Egret	CHINA
Tungsten	HC Starck GmbH	GERMANY
Tungsten	Hitachi Metals, Ltd.,Yasugi Works	JAPAN
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Japan New Metal	JAPAN
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA

Tungsten	Jiangxi Tungsten Industry Co Ltd	CHINA
Tungsten	Kennametal Inc.	UNITED STATES
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Metallo Chimique	BELGIUM
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Mitsubishi Materials Corp.	JAPAN
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Plansee	AUSTRIA
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Solar Applid Materails Technology Corp.	TAIWAN
Tungsten	Sumitomo Metal Mining Co. Ltd	JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	VIETNAM
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Xiamen Tungsten Co Ltd	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Zhuzhou Cement Carbide	CHINA